Exhibit 4.20

(Translation, for reference only)

ChipMOS TECHNOLOGIES (Shanghai) LTD.

The Supplemental Agreement for AGREEMENT FOR

SINO-FOREIGN EQUITY JOINT VENTURE

ChipMOS TECHNOLOGIES (Shanghai) LTD.

The Supplemental Agreement for

AGREEMENT FOR SINO-FOREIGN EQUITY JOINT VENTURE

WHEREAS, Tibet Unigroup GuoWei Investment Co., Ltd., ChipMOS TECHNOLOGIES (BVI) LTD., Gongqingcheng Changhou Investment Management Ltd. (“Changhou Capital”), Accretech (China) Co Ltd., Chao-Jung Tsai, Shih-Jye Cheng, Shanghai Zuzhu Business Consulting Partnership (Limited Partnership), Shou-Kang Chen, and David W. Wang made and executed the “AGREEMENT FOR SINO-FOREIGN EQUITY JOINT VENTURE” (hereinafter referred to as “JV Agreement”) on November 30, 2016 for the matter of joint venture of ChipMOS TECHNOLOGIES (Shanghai) LTD. (“ChipMOS Shanghai”);

WHEREAS, Changhou Capital has entered into the “Equity Interest Transfer Agreement” with its Related Party, Gongqingcheng Changhou Hong Xin Investment Management Partnership (Limited Partnership) (“Hong Xin Capital”), transferring of all of its equity interests in ChipMOS Shanghai to Hong Xin Capital (the registered capital in the amount of RMB49,376,805), and Changhou Capital has presented its “Letter of Declaration and Undertaking” in accordance with the JV Agreement (as Attachment 1);

WHEREAS, Hong Xin Capital fully understands the contents of the JV Agreement and agrees to assume Changhou Capital’s rights and obligations under the JV Agreement;

NOW, THEREFORE, in consideration of the mutual premises contained herein, the Tibet Unigroup GuoWei Investment Co., Ltd., ChipMOS TECHNOLOGIES (BVI) LTD., Accretech (China) Co Ltd., Chao-Jung Tsai, Shih-Jye Cheng, Shanghai Zuzhu Business Consulting Partnership (Limited Partnership), Shou-Kang Chen, David W. Wang, and Hong Xin Capital hereto agree to this supplemental agreement for the JV Agreement (“this Agreement”) through good faith negotiations on April 10, 2017 as follows:

Article 1. The Transfer of Rights and Obligations under the JV Agreement

1.1

Hong Xin Capital, a limited partnership duly organized and existing under the laws of the People’s Republic of China, with its registered office at 406-58 Gongqingcheng, Private Equity Park, Jiujiang City, Jiangxi Province. Its legal representative on the execution date of this Agreement being Changhou Capital (representative: Hong-Wei Hsieh).

(Translation, for reference only)

ChipMOS TECHNOLOGIES (Shanghai) LTD.

The Supplemental Agreement for AGREEMENT FOR

SINO-FOREIGN EQUITY JOINT VENTURE

1.2

The Parties to this Agreement agree that from the execution date of this Agreement, Changhou Capital’s rights and obligations under the JV Agreement will be transferred to Hong Xin Capital. Hong Xin Capital shall enjoy the benefits of Changhou Capital under the JV Agreement and perform Changhou Capital’s corresponding obligations under the JV Agreement as if Hong Xin Capital is the original party of the JV Agreement. Changhou Capital and Hong Xin Capital shall be jointly and severally liable for the performance of the obligations under the JV Agreement.

1.3	For receiving notices under the JV Agreement, the contact information of Hong Xin is as follows:

Gongqingcheng Changhou Hong Xin Investment Management Partnership (Limited Partnership)

Address: Floor 12, Taisite Building, No. 31, Sanhuan Middle Road, Haidian District, Beijing City

Attention: Hong-Wei Hsieh

Email: olucko@126.com

Article 2. Shanghai Zuzhu Changed Its Managing Partner

2.1	The Managing Partner of Shanghai Zuzhu has been changed from Yu-Hua Zhu to ChipMOS TECHNOLOGIES (BVI) LTD. (Representative: Lien-Fa Chou) (Incorporated in British Virgin Islands)

2.2	For receiving notices under Section 20.8.1 of the JV Agreement, the contact information of Shanghai Zuzhu is changed as follows:

Shanghai Zuzhu Business Consulting Partnership (Limited Partnership)

Address: Room 170, Area 0, Floor 1, Building 2, No.1218, Xinda Road, Qingpu District, Shanghai

Attention: Lien-Fa Chou

Email: lafair_cho@chipmos.com

(Translation, for reference only)

ChipMOS TECHNOLOGIES (Shanghai) LTD.

The Supplemental Agreement for AGREEMENT FOR

SINO-FOREIGN EQUITY JOINT VENTURE

Article 3. Miscellaneous

3.1	Terms that are not defined, however used in this Agreement, shall have the same meaning as those given in the JV Agreement.

3.2

In the event that this Agreement is inconsistent with the JV Agreement, this Agreement shall prevail. Matters that are not specified in this Agreement shall be addressed in accordance with the JV Agreement.

3.3

This Agreement may be modified or amended only by a written and signed agreement of the Parties. No waiver by any Party of one or more rights under this Agreement shall be recognized as a waiver of any other right hereunder, nor shall such waiver be regarded as a waiver of the same right in any other circumstances.

3.4

In case of a disputed provision, the remaining provisions of this Agreement shall remain in full force and effect during the dispute. If any provision of this Agreement is deemed unenforceable or invalid, the remaining provisions of this Agreement shall remain in full force and effect.

3.5	This Agreement shall become effective upon being signed and chopped by the Parties.

3.6	This Agreement can be executed in as many originals as needed, while each original shall have the same legal effect, and each Party shall retain no less than one (1) original.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

(Translation, for reference only)

ChipMOS TECHNOLOGIES (Shanghai) LTD.

The Supplemental Agreement for AGREEMENT FOR

SINO-FOREIGN EQUITY JOINT VENTURE

[Signature Pages]

IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement on the day and year set forth in recital above.

ChipMOS TECHNOLOGIES (BVI) LTD.
(Seal)

Signature:
Name: Lien-Fa Chou
Title: Chairman

(Translation, for reference only)

ChipMOS TECHNOLOGIES (Shanghai) LTD.

The Supplemental Agreement for AGREEMENT FOR

SINO-FOREIGN EQUITY JOINT VENTURE

[Signature Pages]

IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement on the day and year set forth in recital above.

Accretech (China) Co Ltd.
(Seal)

Signature:
Name: Hao Chen
Title: Director / General Manager

(Translation, for reference only)

ChipMOS TECHNOLOGIES (Shanghai) LTD.

The Supplemental Agreement for AGREEMENT FOR

SINO-FOREIGN EQUITY JOINT VENTURE

[Signature Pages]

IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement on the day and year set forth in recital above.

Gongqingcheng Changhou Hong Xin Investment Management Partnership (Limited Partnership)

(Seal)

Signature:
Name: Hong-Wei Hsieh
Title: Representative of the Managing Partner

(Translation, for reference only)

ChipMOS TECHNOLOGIES (Shanghai) LTD.

The Supplemental Agreement for AGREEMENT FOR

SINO-FOREIGN EQUITY JOINT VENTURE

[Signature Pages]

IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement on the day and year set forth in recital above.

Tibet Unigroup GuoWei Investment Co., Ltd. (Seal)

Signature:
Name: Wei-Guo Zhao
Title: Executive Director

(Translation, for reference only)

ChipMOS TECHNOLOGIES (Shanghai) LTD.

The Supplemental Agreement for AGREEMENT FOR

SINO-FOREIGN EQUITY JOINT VENTURE

[Signature Pages]

IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement on the day and year set forth in recital above.

Chao-Jung Tsai

Signature:

(Translation, for reference only)

ChipMOS TECHNOLOGIES (Shanghai) LTD.

The Supplemental Agreement for AGREEMENT FOR

SINO-FOREIGN EQUITY JOINT VENTURE

[Signature Pages]

IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement on the day and year set forth in recital above.

Shih-Jye Cheng

Signature:

(Translation, for reference only)

ChipMOS TECHNOLOGIES (Shanghai) LTD.

The Supplemental Agreement for AGREEMENT FOR

SINO-FOREIGN EQUITY JOINT VENTURE

[Signature Pages]

IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement on the day and year set forth in recital above.

Shou-Kang Chen

Signature:

(Translation, for reference only)

ChipMOS TECHNOLOGIES (Shanghai) LTD.

The Supplemental Agreement for AGREEMENT FOR

SINO-FOREIGN EQUITY JOINT VENTURE

[Signature Pages]

IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement on the day and year set forth in recital above.

David W. Wang

Signature:

(Translation, for reference only)

ChipMOS TECHNOLOGIES (Shanghai) LTD.

The Supplemental Agreement for AGREEMENT FOR

SINO-FOREIGN EQUITY JOINT VENTURE

[Signature Pages]

IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement on the day and year set forth in recital above.

Shanghai Zuzhu Business Consulting Partnership (Limited Partnership)

(Seal)

Signature:
Name: Lien-Fa Chou
Title: Representative of the Managing Partner